                                                                    Exhibit 99.1

FreeMarkets logo

FOR IMMEDIATE RELEASE

CONTACTS:   Karen Kovatch
            Director, Corporate Communications
            FreeMarkets
            (412) 297-8767
            kkovatch@freemarkets.com

            Gary Doyle
            Director, Investor Relations
            FreeMarkets
            (412) 297-8849
            gdoyle@freemarkets.com

                    FREEMARKETS REPORTS THIRD QUARTER RESULTS


PITTSBURGH, PA - OCTOBER 27, 2003 - FreeMarkets, Inc. (NASDAQ: FMKT), the leading provider of global supply management (GSM) solutions, today reported results for the third quarter ended September 30, 2003.

Revenues for the third quarter were $36.0 million. Revenues and fees (including $2.8 million in fees earned from Visteon) were $38.8 million. The Company's guidance for revenues and fees for the third quarter was between $38 and $39 million.

Net loss for the third quarter was $4.6 million, or $0.11 per share. On an operational basis, the Company posted a third quarter profit of $3.1 million, or $0.07 per share. The operational profit includes fees from Visteon and excludes stock-based expense, restructuring charges and patent settlement receipts. The Company's operational EPS estimate for the third quarter was a profit of $0.04 per share.

The Company generated positive cash flow of $1.9 million in the third quarter. The Company defines cash flow as the change in cash and investments from quarter to quarter.

As indicated last quarter, the Company initiated a restructuring plan during the third quarter to consolidate its European operations. This plan is designed to enable FreeMarkets to better serve its customers and create a more profitable and efficient business across Europe. The Company recorded a restructuring charge of $3.2 million in the third quarter to cover severance costs associated with this activity. FreeMarkets expects to finalize closure of its Belgium office in the fourth quarter, and will record an additional charge of $3 million to $4 million to cover lease termination costs, non-cash write-offs of assets and additional severance costs.

"Despite a continued tough climate for selling software and services to enterprises, we continue to execute the plan we laid out at the beginning of the year," said FreeMarkets President and CEO Dave McCormick. "Our business is gaining traction in the marketplace with our global supply management solutions, and I am confident the Company is moving in the right direction."

FREEMARKETS' SOLUTIONS
During the third quarter, the Company launched version 2.0 of FreeMarkets Supplier Implementation, which provides companies with an expanded set of tools they can use to more effectively create, manage and track supplier implementation projects. And next month, it will release version 3.0 of FreeMarkets ES, a modular software offering that enables companies to effectively drive the entire supply management process.

FINANCIAL GUIDANCE

                                   Q4 2003                            Full-Year 2003
                                   -------                             -------------
Revenue                    $34 million to $36 million         $140 million to $142 million
Revenue and Fees*          $37 million to $39 million         $151 million to $153 million
GAAP EPS                   $(0.18) to $(0.19)                 $(0.71) to $(0.72)
Operational EPS#           $0.04 to $0.05                     $0.02 to $0.03

* Includes Visteon fees of $2.8 million per quarter.

#  GAAP EPS                $(0.18) to $(0.19)                 $(0.71) to $(0.72)
   Fees from Visteon       $0.07                              $0.27
   Stock-based expense     $0.05                              $0.19
   Restructuring charge    $0.12                              $0.31
   Patent settlement
     receipts              $(0.01)                            $(0.03)
                           ------                             ------

  Operational EPS          $0.04 to $0.05                     $0.02 to $0.03
                           =====                              =====



See our Form 8-K filed today for Management's explanation as to the usefulness of the non-GAAP measures of revenues and fees and operational EPS.


Excluding the effects of our restructuring payments, the Company expects to generate positive cash flow in the fourth quarter.

ABOUT FREEMARKETS
FreeMarkets is the leader in providing companies with software, services, and information for Global Supply Management (GSM). FreeMarkets' GSM solutions help companies to lower costs, reduce risks, and increase profitability by improving their supply management processes and expanding the reach and capabilities of their supply management organizations. FreeMarkets can be found on the Web at www.freemarkets.com.

FORWARD-LOOKING STATEMENTS
Statements in this press release that are not historical facts, including those statements that refer to FreeMarkets' plans, prospects, expectations, financial guidance, strategies, intentions, and beliefs, are forward-looking statements. These forward-looking statements are based on information available to FreeMarkets today, and FreeMarkets assumes no obligation to update these statements as circumstances change. There are risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including, without limitation, market acceptance of FreeMarkets' products and services, the competitive nature of the market for global supply management
(GSM) products and services, FreeMarkets' ability to predict its revenues and earnings, FreeMarkets' ability to develop competitive new products and services on a timely basis, introduction of new products and services by competitors, declining or uncertain economic and industry conditions, FreeMarkets' ability to attract and retain personnel and other risk factors that are described in more detail in FreeMarkets' most recent Annual Report on Form 10-K, and its other filings with the Securities and Exchange Commission.

                                       ###

                                FREEMARKETS, INC.
        (Unaudited; $ and shares in thousands, except per share amounts)

                                                                  THREE MONTHS ENDED                    NINE MONTHS ENDED
                                                                     SEPTEMBER 30,                         SEPTEMBER 30,
                                                                2003               2002               2003               2002
                                                              ---------          ---------          ---------          ---------
REVENUES & FEES (1)                                           $  38,835          $  43,201          $ 113,613          $ 136,603

Less fees characterized as payment for warrant                    2,813              2,813              8,438              8,438
                                                              ---------          ---------          ---------          ---------

REVENUES                                                         36,022             40,388            105,175            128,165
                                                              ---------          ---------          ---------          ---------

OPERATING COSTS & EXPENSES:
   Cost of revenues                                              16,633             18,701             52,781             56,883
   Research & development                                         6,100              6,953             18,801             19,011
   Sales & marketing                                              7,952             10,677             27,297             34,589
   General & administrative                                       4,935              5,429             16,506             18,003
   Stock-based expense                                            1,974              1,989              5,952              6,008
   Investment write-down                                           --                  371               --                5,111
   Restructuring charges                                          3,207               (278)             7,926               (278)
                                                              ---------          ---------          ---------          ---------

TOTAL OPERATING COSTS & EXPENSES                                 40,801             43,842            129,263            139,327
                                                              ---------          ---------          ---------          ---------

OPERATING LOSS                                                   (4,779)            (3,454)           (24,088)           (11,162)

   Interest & other income, net                                     559                611              2,613              2,387
                                                              ---------          ---------          ---------          ---------


LOSS BEFORE INCOME TAXES                                         (4,220)            (2,843)           (21,475)            (8,775)

    Provision for income taxes                                      334                181                841                527
                                                              ---------          ---------          ---------          ---------


LOSS BEFORE CHANGE IN ACCOUNTING                                 (4,554)            (3,024)           (22,316)            (9,302)

   Cumulative effect of accounting change for goodwill             --                 --                 --               (5,327)
                                                              ---------          ---------          ---------          ---------

NET LOSS                                                      $  (4,554)         $  (3,024)         $ (22,316)         $ (14,629)
                                                              =========          =========          =========          =========

Basic & diluted EPS                                           $   (0.11)         $   (0.07)         $   (0.53)         $   (0.35)
Weighted average basic & diluted shares                          42,055             41,798             41,920             41,364

---------------------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Gross margin % excluding fees                                        54%                54%                50%                56%
Gross margin % including fees                                        57%                57%                54%                58%

Operational income / (loss):

   Net loss                                                   $  (4,554)         $  (3,024)         $ (22,316)         $ (14,629)

   Fees characterized as payment for warrant                      2,813              2,813              8,438              8,438

   Stock-based expense                                            1,974              1,989              5,952              6,008

   Investment write-down                                           --                  371               --                5,111

   Restructuring charges                                          3,207               (278)             7,926               (278)

   Patent settlement receipts                                      (300)              --                 (850)              --

   Cumulative effect of accounting change for goodwill             --                 --                 --                5,327
                                                              ---------          ---------          ---------          ---------
   Operational income /(loss) (2)                             $   3,140          $   1,871          $    (850)         $   9,977
                                                              =========          =========          =========          =========

Weighted average diluted shares                                  45,859             44,117             41,920             45,070

Per diluted share                                                  0.07               0.04              (0.02)              0.22

---------------------------------------------------------------------------------------------------------------------------------

OPERATIONAL DATA:
   Number of total customers                                        156                137                156                137
   Number of long-term customers                                    121                 87                121                 87
   % of revenues and fees from non-FullSource
        products                                                     31%                19%                28%                17%
   Number of employees                                              998              1,077                998              1,077


(1)  Fees earned from Visteon are not included in GAAP revenues.

(2) This supplemental data is for informational purposes only, and is not a substitute for our GAAP net loss.

                               FREEMARKETS, INC.
                          (Unaudited; $ in thousands)



                                                            SEPTEMBER 30,        DECEMBER 31,
                                                                2003                 2002
                                                            -------------        ------------
ASSETS

Cash & investments                                           $   131,396          $  135,023
Accounts receivable, net                                          27,746              25,673
Other current assets                                               6,652               8,457
Property & equipment, net                                         12,877              20,159
Goodwill & other assets, net                                       4,453               4,355
                                                             -----------          ----------
     Total assets                                            $   183,124          $  193,667
                                                             ===========          ==========


LIABILITIES & STOCKHOLDERS' EQUITY

Accounts payable                                             $     3,544          $    4,063
Current portion of accrued restructuring charge                    2,726                 119
Accrued incentive compensation                                     5,301               7,536
Other current liabilities                                         18,707              21,608
Current portion of long-term debt                                  1,151               1,502
Long-term accrued restructuring charge                             2,375                   -
Long-term debt                                                       358               1,328
                                                             -----------          ----------

     Total liabilities                                            34,162              36,156

Total stockholders' equity                                       148,962             157,511
                                                             -----------          ----------

     Total liabilities & stockholders' equity                $   183,124          $  193,667
                                                             ===========          ==========